Exhibit (c)(2)

 These materials may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with  Credit Suisse Group AG and/or its Affiliates (hereafter “Credit Suisse”).  PRELIMINARY | SUBJECT TO FURTHER REVIEW AND EVALUATION  I Draft  Project Flash  Board of Directors Presentation  March 23, 2023

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  Table of contents  1  Sumo Offer Terms  1  Bravo Financials  2  Valuation Analysis  3  Appendix

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  2  Consideration  Class A and Class C common stock (excluding stock currently owned by Sumo): $1.40 per share in cash  (“Merger Consideration”)  Equity Awards  − Vested in-the-money options and vested RSUs will receive Merger Consideration less exercise price, if applicable  − Unvested in-the-money options, RSAs and unvested RSUs will be converted to cash award (with same vesting terms and conditions as current awards)  − All options (vested or unvested) out-of-money will be cancelled  − Unvested RSAs will be converted into a cash award that will be subject to the same vesting terms and conditions associated with the RSAs  − Vested RSUs will be cashed out for the Merger Consideration  − Unvested RSUs will be converted into a cash award that will be subject to the same vesting terms and conditions associated with such RSUs  Company warrants: will be paid warrant price (Black Scholes value) in cash upon exercise  FedEx warrants: shares from proper exercise of vested warrants are eligible to receive the Merger Consideration, but the Merger Consideration is below the exercise price ($1.67)  Closing conditions  Shareholder Approval via simple majority vote  Expiration of HSR Waiting Period  Other  Up to $60m interim financing from Sumo between signing and closing  Customary no solicitation  Provisions allowing Berkshire Grey to terminate the agreement to accept a superior offer  Termination fee: $13.7m  Outside date: 9 months from signing with 3-month regulatory extension for regulatory clearance  Voting and Support Agreements with key insider shareholders  1  Sumo transaction terms summary

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  3  Projected financial summary – Bravo management projections  Source: Bravo management.  2  Historical  Calendar year ended   CAGR   ($ in millions)  2020A  2021A  2022A  2023E  2024E  2025E  2026E  2027E 2028E 2029E  2030E  2031E  2032E  2033E  '22-'33E  Total revenue  $35  $51  $69  $101  $168  $282  $436  $639 $767 $882  $970  $1,043  $1,095  $1,128  28.8%  % growth  46.0%  36.5%  45.1%  66.6%  68.1%  54.4%  46.7% 20.0% 15.0%  10.0%  7.5%  5.0%  3.0%  EBITDA (burdened w/ SBC)  % margin  EBIT  % margin  Capital expenditures  % of sales  (Increase) / decrease in NWC  ($61) ($162) ($107)  n.m. n.m. n.m.  ($164) ($111)  n.m. n.m.  ($4) ($3)  (8.0%) (4.8%)  ($2) $2  ($116) ($100) ($59) ($7) $67 $93 $120 $148 $176 $202 $226 n.m.  n.m. n.m. n.m. n.m. 10.5% 12.1% 13.7% 15.3% 16.8% 18.4% 20.0%  ($119) ($104) ($64) ($13) $59 $83 $110 $136 $163 $188 $212 n.m.  n.m. n.m. n.m. n.m. 9.3% 10.9% 12.4% 14.0% 15.6% 17.2% 18.8%  ($2) ($4) ($5) ($5) ($8) ($9) ($10) ($11) ($12) ($13) ($14)  (2.0%) (2.4%) (1.8%) (1.1%) (1.2%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.2%)  ($15) ($0) ($5) ($3) ($10) ($16) ($15) ($12) ($10) ($8) ($7)

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  4  Review of Bravo projected cash needs  Cash balance over time  $171  $64  $19  ($11)  ($44)  ($68)  ($97)  ($121)  ($151)  ($172)  ($200)($212)($224)  ($235)($246)  ($223)  FY'21 FY'22  ($241)($255)($250)($255)($255)  Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4  ($258)  Q1 Q2 Q3 Q4  ($25)  ($33)  ($30)  ($45)  ($21)  ($30)  ($24)  ($29)  ($17)  ($12)  ($11)  ($28)  ($3)  ($5)  ($14)  2023  2024  2025  2026  ($ in millions)  $23 ($10) $23  $0  $4  2027  Source: Bravo management.  (1) Defined as NOPAT + D&A – capex +/- change in NWC.  ($157)  ($107)  Total financing requirements  2023: ($133)  2024: ($104)  2025: ($68)  2026: ($14)  2027: $32  Quarterly / Annual  cash burn(1):  2

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  Each methodology yields an implied range of values for Bravo  Selected companies analysis  5  Summary analytical methodologies  For the purpose of its analysis, Credit Suisse compared the Merger Consideration per share indicated in draft merger agreement with the ranges of values for one share of Bravo as implied by these methodologies.  Discounted cash flow analysis  Selected transactions analysis  3

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  ($ in millions except per share values)  Implied equity value(2)  $260  –  $562  $336  –  $614  $274  –  $567  $248  –  $533  $135  –  $1,201  Implied enterprise value  201  –  504  278  –  555  216  –  509  189  –  475  76  –  1,142  Implied share price  $0.98  –  $2.03  $1.26  –  $2.20  $1.03  –  $2.09  $0.93  –  $1.96  $0.51  –  $4.12  Implied multiples (EV)  Metric:  FY 2022A Revenue  $69  2.9x  –  7.3x  4.0x  –  8.0x  3.1x  –  7.3x  2.7x  –  6.8x  1.1x  –  16.5x  FY 2023E Revenue  $101  2.0x  –  5.0x  2.8x  –  5.5x  2.1x  –  5.0x  1.9x  –  4.7x  0.8x  –  11.3x  FY 2024E Revenue  $168  1.2x  –  3.0x  1.7x  –  3.3x  1.3x  –  3.0x  1.1x  –  2.8x  0.5x  –  6.8x  FY 2027E EBITDA  $67  3.0x  –  7.5x  4.1x  –  8.3x  3.2x  –  7.6x  2.8x  –  7.1x  1.1x  –  17.1x  $0.98  $1.26  $1.03  $0.93  $0.51  $2.03  $2.20  $2.09  $1.96  $4.12  Discounted cash flow  analysis incl. tax 52-week high / low benefits w/ S382 (reference only)  limitation  Discounted cash flow Selected companies Selected transactions analysis incl. tax  analysis analysis benefits w/o S382 limitation  6  Preliminary Bravo standalone financial analyses  Primary methodologies  Source: Company filings, Bravo management, FactSet as of 3/22/23, IRS bulletin as of 2/23.  Note: Share price based on current shares of 322.2m, including 242.5m common shares outstanding, 20.2m stock options, 19.5m RSUs, 14.8m of Class A common stock warrants, and 25.3m of FedEx warrants.  Common shares outstanding include 2.9m unvested RSAs. Stock options exclude 1.1m of Bravo CEO’s unvested performance-based options. Assumes a treasury stock method for purposes of calculations.  Assumes $200m convertible PIPE with $180m net proceeds, conversion price based on closing price as of 3/22/23 at no conversion premium, 12% PIK rate. Assumes conversion at end of 5-year term.  Per Bravo management, corporate adjustments based on $64m of cash as of 12/31/22. Includes $6m value attributable to 9.6m and 5.2m public and private warrants outstanding, respectively, at $1.40 cash offer per share.  Overview of key assumptions:  Selected companies analysis:  − 2.0x-5.0x 2023E Revenue  Selected transactions analysis:  − 4.0x-8.0x 2022A Revenue  Discounted cash flow analysis:  − 13.0% -16.0% WACC  − 2.0% - 4.0% terminal value perpetuity growth rate  $0.75  $1.25  $0.80  $1.31  With $200m PIPE financing (1)  Reference data  Merger Consideration: $1.40  ($ indicates value per Bravo share)  Without PIPE financing  3

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  ($ in millions, except per share values)  Company  Share price as of 3/22/23  Equity value   EV / Revenue EV / EBITDA CY'22E-24E CAGR EBITDA margin   CY'23E CY'24E CY'23E CY'24E Revenue EBITDA CY'23E CY'24E  Overall Mean  4.7x  4.0x  18.7x  15.9x  31.3%  12.6%  25.6%  28.4%  Overall Median  3.3x  3.3x  16.1x  15.0x  13.8%  6.8%  25.4%  25.5%  7  Selected companies analysis  Source: Company filings and FactSet as of 3/22/23.  Note: Equity value per share based on current shares of 322.2m, including 242.5m common shares outstanding, 20.2m stock options, 19.5m RSUs, 14.8m of Class A common stock warrants, and 25.3m of FedEx  warrants. Common shares outstanding include 2.9m unvested RSAs. Stock options exclude 1.1m of Bravo CEO’s unvested performance-based options. Assumes a treasury stock method for purposes of calculations.  Assumes Bravo cash balance as of 12/31/22 per Bravo management. Includes $6m value attributable to 9.6m and 5.2m public and private warrants outstanding, respectively, at $1.40 cash offer per share.  Per Bravo management.  Ent.  (1)  value  Berkshire Grey (consensus)  Berkshire Grey (managemen (2)  t)  $1.16  $1.16  309  309  250  250  2.1x  2.5x  NM  1.5x  NM  NM  NM  NM  NM  55.4%  NM  NM  NM  NM  NM  NM  Emerging industrial technology  Desktop Metal  $2.12  676  623  2.6x  2.2x  NM  NM  15.1%  NM  NM  NM  Fathom Digital  $0.64  87  402  2.4x  2.2x  11.2x  9.8x  6.4%  NM  21.1%  22.1%  Markforged  $0.91  177  58  0.5x  0.5x  NM  NM  12.4%  NM  NM  NM  Sarcos Technology and Robotics  $0.43  66  (36)  NM  NM  NM  NM  137.0%  NM  NM  NM  Velo3D  $2.23  429  372  3.0x  2.0x  NM  NM  50.3%  NM  NM  NM  Mean  Median  2.1x  2.5x  1.7x  2.1x  11.2x  11.2x  9.8x  9.8x  44.3%  15.1%  NM  NM  21.1%  21.1%  22.1%  22.1%  Emerging fulfillment technology  AutoStore  €21.69  7,009  7,328  10.1x  8.5x  21.3x  17.6x  23.3%  34.3%  47.4%  47.9%  Symbotic  $22.79  13,719  13,322  11.9x  7.8x  NM  NM  57.2%  NA  1.2%  13.5%  Mean  11.0x  8.1x  21.3x  17.6x  40.2%  34.3%  24.3%  30.7%  Median  11.0x  8.1x  21.3x  17.6x  40.2%  34.3%  24.3%  30.7%  Automation-oriented industrial technology  Cognex  $48.41  8,458  8,017  8.5x  7.5x  33.5x  25.0x  3.0%  5.7%  25.5%  30.1%  Hexagon  NOK113.50  29,672  30,022  5.3x  5.0x  14.4x  13.2x  4.4%  6.8%  36.7%  37.5%  Rockwell Automation  $277.63  32,085  34,239  3.9x  3.7x  17.8x  16.7x  7.3%  10.7%  21.9%  22.3%  Trimble  $48.53  11,969  13,248  3.5x  3.3x  13.8x  13.0x  4.2%  5.6%  25.4%  25.5%  Mean  5.3x  4.9x  19.9x  17.0x  4.7%  7.2%  27.4%  28.8%  Median  4.6x  4.3x  16.1x  15.0x  4.3%  6.2%  25.5%  27.8%  Selected multiple ranges  Implied enterprise value(1)  Implied equity value  Implied equity value per share  ($ in millions, except per share amounts)  Metric  Low – High  Low – High  Low  – High  Low – High  2023E Revenue  $101  2.0x  –  5.0x  $201  –  $504  $260  –  $562  $0.98  –  $2.03  3

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  Year  Acquirer  Target  Transaction value  Sales  EV / LTM Sales  Aug-22  Amazon  iRobot  $1,700  $1,183  1.4x  Mar-22  Zebra  Matrox  $875  $100  8.8x  Feb-22  Koerber  Siemens Logistics  $1,311  529  2.5x  Jul-21  ABB  ASTI  $290  $24  7.8x  Mar-21  CMCO  Dorner  $485  $125  3.9x  Nov-20  Ocado  Kindred  $262  $35  7.5x  Feb-20  Atlas Copco  ISRA Vision  $1,208  $162  7.5x  Sep-19  Shopify  6 River Systems  $456  $25  18.0x  Apr-19  Hitachi  JR Automation  $1,425  $603  2.4x  Oct-18  Honeywell  Transnorm  $494  $116  4.3x  Sep-18  Barnes  Gimatic  $422  $55  7.7x  Apr-18  Patricia  PIAB  $801  $141  5.7x  Apr-18  Teradyne  MiR  $272  $12  22.7x  Jul-16  Honeywelll  Intelligrated  $1,500  $750  2.0x  May-16  Midea  Kuka  $4,200  $2,625  1.6x  May-15  Teradyne  Universal Robots  $286  $38  7.5x  Mar-12  Amazon  KIVA  $775  $100  7.8x  Average  7.0x  Median  7.5x  8  Selected transactions analysis  Selected multiple ranges  Implied enterprise value (1)  Implied equity value  Implied equity value per share  ($ in millions, except per share amounts)  Metric  Low – High  Low – High  Low  – High  Low – High  2022A Revenue  $69  4.0x  –  8.0x  $278  –  $555  $336  –  $614  $1.26  –  $2.20  Source: Company filings, Merger Market and other public sources.  Note: Equity value per share based on current shares of 322.2m, including 242.5m common shares outstanding, 20.2m stock options, 19.5m RSUs, 14.8m of Class A common stock warrants, and 25.3m of FedEx  warrants. Common shares outstanding include 2.9m unvested RSAs. Stock options exclude 1.1m of Bravo CEO’s unvested performance-based options. Assumes a treasury stock method for purposes of calculations.  (1) Assumes Bravo cash balance as of 12/31/22 per Bravo management. Includes $6m value attributable to 9.6m and 5.2m public and private warrants outstanding, respectively, at $1.40 cash offer per share.  ($ in millions)  3

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  10-year DCF discounted to 12/31/2022  − Mid-year discounting convention  Assumes unlevered free cash flow projections discounted using assumed 13.0%-16.0% WACC  Assumes 2.0%-4.0% terminal value perpetuity  growth rate per Bravo management  Assumes tax rate of 29.0% per Bravo management  9  Sensitivities  Discount Perpetuity growth rate   rate (%) 2.0% 3.0% 4.0%   Assumptions  Source: Company filings, Bravo management.  Note: Fully diluted shares based on current shares of 322.2m, including 242.5m common shares outstanding, 20.2m stock options, 19.5m RSUs, 14.8m of Class A common stock warrants, and 25.3m of FedEx  warrants. Common shares outstanding include 2.9m unvested RSAs. Stock options exclude 1.1m of Bravo CEO’s unvested performance-based options. Assumes a treasury stock method for purposes of  calculations.  Burdened by SBC.  Assumes Bravo cash balance as of 12/31/22 per Bravo management. Includes $6m value attributable to 9.6m and 5.2m public and private warrants outstanding, respectively, at $1.40 cash offer per share.  13.0%  ($88)  414  ($88)  455  ($88)  506  Present value of cash flows  Present value of terminal value  $326  127.0%  59  $367  124.0%  59  $418  121.1%  59  Enterprise value  PV of terminal value as % of enterprise value  Corporate Adjustments(2)  $384  268.550  $1.43  $426  269.648  $1.58  $476  271.880  $1.75  Equity value  Fully diluted shares  Equity value per share  14.5%  ($100)  321  ($100)  349  ($100)  382  PV of cash flows  PV of terminal value  $221  145.5%  59  $249  140.4%  59  $282  135.6%  59  Enterprise value  PV of terminal value as % of enterprise value  Corporate Adjustments(2)  $279  265.758  $1.05  $307  266.093  $1.15  $341  267.275  $1.27  Equity value  Fully diluted shares  Equity value per share  16.0%  ($111)  253  ($111)  273  ($111)  296  PV of cash flows  PV of terminal value  $142  178.2%  59  $162  168.8%  59  $184  160.3%  59  Enterprise value  PV of terminal value as % of enterprise value  Corporate Adjustments(2)  $201  265.295  $0.76  $220  265.358  $0.83  $243  265.440  $0.92  Equity value  Fully diluted shares  Equity value per share  Discounted cash flow analysis – excluding tax benefits  ($ in millions, except per share amounts)  2022A  Terminal 2033E  '23E – '32E CAGR   Calendar year ended 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E  Revenue  $69  $101  $168  $282  $436  $639  $767  $882  $970  $1,043  $1,095  $1,128  % growth  45%  67%  68%  54%  47%  20%  15%  10%  8%  5%  3%  EBITDA (1)  ($107)  ($116)  ($100)  ($59)  ($7)  $67  $93  $120  $148  $176  $202  $226  % margin  (154%)  (115%)  (59%)  (21%)  (2%)  10%  12%  14%  15%  17%  18%  20%  (–) Depreciation  (4)  (5)  (5)  (6)  (8)  (9)  (11)  (12)  (13)  (13)  (14)  EBIT  ($119)  ($104)  ($64)  ($13)  $59  $83  $110  $136  $163  $188  $212  (–) Taxes  –  –  –  –  (17)  (24)  (31)  (39)  (46)  (54)  (60)  % tax rate  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  NOPAT  ($119)  ($104)  ($64)  ($13)  $42  $60  $78  $97  $116  $135  $152  (+) Depreciation & amortization  4  5  5  6  8  9  11  12  13  13  14  (–) Capital expenditures  (2)  (4)  (5)  (5)  (8)  (9)  (10)  (11)  (12)  (13)  (14)  (–) Change in working capital  (15)  (0)  (5)  (3)  (10)  (16)  (15)  (12)  (10)  (8)  (7)  Unlevered free cash flow  ($133)  ($104)  ($68)  ($14)  $32  $45  $65  $87  $107  $127  $145  30%  NA  3

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  Tax benefit analysis – no S382 limitation  DCF discounted to 12/31/2022  − Mid-year discounting convention  Assumes beginning tax asset balance of $600.7m as of 12/31/22 ($589.0m federal and state NOLs and $11.7m R&D tax credits) per Bravo management  Implied net present value of tax benefits assumes full utilization of NOLs by 2034 per Bravo management (taking into account NOL expiration)(2)  Limitation on pre-tax income for NOL usage is equal to 80% of pre-tax income  Assumes unlevered free cash flow projections discounted using assumed 13.0%-16.0% WACC  Assumes tax rate of 29.0% per Bravo management  10  Sensitivities  Discount Perpetuity growth rate   rate (%) 2.0% 3.0% 4.0%   Assumptions  Source: Company filings, Bravo management, IRS bulletin as of 2/23.  Based on fully diluted shares derived from discounted cash flow analysis excluding tax benefits.  Per Bravo management, for the purposes of computing the maximum amount of tax savings usable each year beyond 2033, top line assumed to grow at 3.0% in perpetuity with constant EBITDA and D&A margin.  (1)  Reconciliation to total equity value per share  (1)  (1)  ($ in millions, except per share amounts)  2022A   Calendar year ended 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E  EBIT  ($119)  ($104)  ($64)  ($13)  $59  $83  $110  $136  $163  $188  $212  Tax shielding  NOLs used  –  –  –  –  47  67  88  109  130  151  170  % tax rate  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  Annual savings  –  –  –  –  $13  $19  $25  $31  $37  $43  $48  Limitation on pre-tax income for NOL usage  –  –  –  –  $47  $67  $88  $109  $130  $151  $170  Post-2022 NOL schedule  NOL starting balance  NOLs generated NOLs expired NOL usage  $601  $119  –  –  $720  $104  –  –  $824  $64  –  –  $889  $13  –  –  $902  –  –  ($47)  $854  –  –  ($67)  $788  –  –  ($88)  $700  –  –  ($109)  $591  –  –  ($130)  $461  –  ($0)  ($151)  $310  –  ($1)  ($170)  NOL ending balance  $601  $720  $824  $889  $902  $854  $788  $700  $591  $461  $310  $140  3  $91 268.550  $0.34  $82 265.758  $0.31  $91 269.648  $0.34  $82  26  $91 Implied net 271.880 F  $  13.0%  14.5%  16.0%  Discount Perpetuity growth rate rate (%) 2.0% 3.0% 4.0%  $1.43  $1.58  $1.75  Equity value per share - standalone DCF  13.0%  $0.34  $0.34  $0.33  Net present value per share - tax benefits  $1.77  $1.92  $2.09  Implied total equity value per share  $1.05  $1.15  $1.27  Equity value per share - standalone DCF  14.5%  $0.31  $0.31  $0.31  Net present value per share - tax benefits  $1.36  $1.46  $1.58  Implied total equity value per share  $0.76  $0.83  $0.92  Equity value per share - standalone DCF  16.0%  $0.28  $0.28  $0.28  Net present value per share - tax benefits  $1.03  $1.11  $1.19  Implied total equity value per share

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  10-year DCF discounted to 12/31/2022  − Mid-year discounting convention  Assumes unlevered free cash flow projections discounted using  assumed 13.0%-16.0% WACC  Assumes 2.0%-4.0% terminal value perpetuity growth rate per Bravo management  Assumes tax rate of 29.0% per Bravo management  Per Bravo management, assumes $200m convertible PIPE issued  − $180m net proceeds  − Conversion price based on closing price as of 3/22/23 at no conversion premium  − 12% PIK rate  − Assumes conversion at end of 5-year term.  11  Sensitivities  Discount Perpetuity growth rate   rate (%) 2.0% 3.0% 4.0%   Assumptions  Source: Company filings, Bravo management.  Note: Fully diluted shares based on current shares of 322.2m, including 242.5m common shares outstanding, 20.2m stock options, 19.5m RSUs, 14.8m of Class A common stock warrants, and 25.3m of FedEx  warrants. Common shares outstanding include 2.9m unvested RSAs. Stock options exclude 1.1m of Bravo CEO’s unvested performance-based options. Assumes a treasury stock method for purposes of  calculations.  Burdened by SBC.  Assumes Bravo cash balance as of 12/31/22 per Bravo management. Includes $6m value attributable to 9.6m and 5.2m public and private warrants outstanding, respectively, at $1.40 cash offer per share.  Discounted cash flow analysis – excluding tax benefits  Including $200m convertible notes issuance  ($88)  ($88)  ($88)  Present value of cash flows  414  455  506  Present value of terminal value  13.0%  $326  127.0%  239  $367  124.0%  239  $418  121.1%  239  Enterprise value  PV of terminal value as % of enterprise value  Corporate Adjustments(2)  $564  $606  $656  Equity value  569.476  569.635  569.907  Fully diluted shares  $0.99  $1.06  $1.15  Equity value per share  ($100)  ($100)  ($100)  PV of cash flows  321  349  382  PV of terminal value  14.5%  $221  145.5%  239  $249  140.4%  239  $282  135.6%  239  Enterprise value  PV of terminal value as % of enterprise value  Corporate Adjustments(2)  $459  $487  $521  Equity value  569.191  569.230  569.289  Fully diluted shares  $0.81  $0.86  $0.91  Equity value per share  ($111)  ($111)  ($111)  PV of cash flows  253  273  296  PV of terminal value  16.0%  $142  178.2%  239  $162  168.8%  239  $184  160.3%  239  Enterprise value  PV of terminal value as % of enterprise value  Corporate Adjustments(2)  $381  569.052  $0.67  $400  569.092  $0.70  $423  569.133  $0.74  Equity value  Fully diluted shares  Equity value per share  3  ($ in millions, except per share amounts)  2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E  Terminal 2033E  '23E – '32E CAGR  Revenue  $69  $101  $168  $282  $436  $639  $767  $882  $970  $1,043  $1,095  $1,128  % growth  45%  67%  68%  54%  47%  20%  15%  10%  8%  5%  3%  EBITDA (1)  ($107)  ($116)  ($100)  ($59)  ($7)  $67  $93  $120  $148  $176  $202  $226  % margin  (154%)  (115%)  (59%)  (21%)  (2%)  10%  12%  14%  15%  17%  18%  20%  (–) Depreciation  (4)  (5)  (5)  (6)  (8)  (9)  (11)  (12)  (13)  (13)  (14)  EBIT  ($119)  ($104)  ($64)  ($13)  $59  $83  $110  $136  $163  $188  $212  (–) Taxes  –  –  –  –  (17)  (24)  (31)  (39)  (46)  (54)  (60)  % tax rate  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  NOPAT  ($119)  ($104)  ($64)  ($13)  $42  $60  $78  $97  $116  $135  $152  (+) Depreciation & amortization  4  5  5  6  8  9  11  12  13  13  14  (–) Capital expenditures  (2)  (4)  (5)  (5)  (8)  (9)  (10)  (11)  (12)  (13)  (14)  (–) Change in working capital  (15)  (0)  (5)  (3)  (10)  (16)  (15)  (12)  (10)  (8)  (7)  Unlevered free cash flow  ($133)  ($104)  ($68)  ($14)  $32  $45  $65  $87  $107  $127  $145  30%  NA   Calendar year ended

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  Tax benefit analysis – no S382 limitation  Including $200m convertible notes issuance  DCF discounted to 12/31/2022  − Mid-year discounting convention  Assumes beginning tax asset balance of $600.7m as of 12/31/22 ($589.0m federal and state NOLs and $11.7m R&D tax credits) per Bravo management  Implied net present value of tax benefits assumes full utilization of NOLs by 2034 per Bravo management (taking into account NOL expiration) (2)  Limitation on pre-tax income for NOL usage is equal to 80% of pre-tax income  Assumes unlevered free cash flow projections discounted using assumed 13.0%-16.0% WACC  Assumes tax rate of 29.0% per Bravo management  12  Sensitivities  Discount Perpetuity growth rate   rate (%) 2.0% 3.0% 4.0%   Assumptions  Source: Company filings, Bravo management, IRS bulletin as of 2/23.  Note: Per Bravo management, assumes $200m convertible PIPE with $180m net proceeds, conversion price based on closing price as of 3/22/23 at no conversion premium, 12% PIK rate. Assumes conversion at end of 5-year term.  Based on fully diluted shares derived from discounted cash flow analysis excluding tax benefits.  For the purposes of computing the maximum amount of tax savings usable each year beyond 2033, top line assumed to grow at 3.0% in perpetuity with constant EBITDA and D&A margin per Bravo management.  Reconciliation to total equity value per share  ($ in millions, except per share amounts)  2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E  EBIT  ($119)  ($104)  ($64)  ($13)  $59  $83  $110  $136  $163  $188  $212  Tax shielding  NOLs used  –  –  –  –  47  67  88  109  130  151  170  % tax rate  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  Annual savings  –  –  –  –  $13  $19  $25  $31  $37  $43  $48  Limitation on pre-tax income for NOL usage  –  –  –  –  $47  $67  $88  $109  $130  $151  $170  Post-2022 NOL schedule  NOL starting balance  NOLs generated NOLs expired NOL usage  $601  $119  –  –  $720  $104  –  –  $824  $64  –  –  $889  $13  –  –  $902  –  –  ($47)  $854  –  –  ($67)  $788  –  –  ($88)  $700  –  –  ($109)  $591  –  –  ($130)  $461  –  ($0)  ($151)  $310  –  ($1)  ($170)  NOL ending balance  $601  $720  $824  $889  $902  $854  $788  $700  $591  $461  $310  $140   Calendar year ended   3  (1)  (1)  (1)  $91 569.476  $0.16  $82 569.191  $0.14  $91 569.635  $0.16  $82  56  $91 Implied net 569.907 F  $  13.0%  14.5%  16.0%  Discount Perpetuity growth rate rate (%) 2.0% 3.0% 4.0%  $0.99  $1.06  $1.15  Equity value per share - standalone DCF  13.0%  $0.16  $0.16  $0.16  Net present value per share - tax benefits  $1.15  $1.22  $1.31  Implied total equity value per share  $0.81  $0.86  $0.91  Equity value per share - standalone DCF  14.5%  $0.14  $0.14  $0.14  Net present value per share - tax benefits  $0.95  $1.00  $1.06  Implied total equity value per share  $0.67  $0.70  $0.74  Equity value per share - standalone DCF  16.0%  $0.13  $0.13  $0.13  Net present value per share - tax benefits  $0.80  $0.83  $0.87  Implied total equity value per share

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  13  Appendix

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  14  Equity value to enterprise value build  Commentary  A  236.7m of Class A common shares  − Includes 2.9m unvested RSAs  5.8m of Class C common shares  − Class C common shares automatically convert into Class A common shares on a one-for-one basis in a Change of Control  C Treasury stock method applied to 20.2m total stock options  outstanding with various WAEP  − Excludes 1.1m of Bravo CEO’s unvested performance- based options  19.5m unvested RSUs  25.3m vested FedEx warrants outstanding with WAEP of  $1.67 – out of money  − Assumes zero Merger Consideration at closing  Includes $6m value attributable to 9.6m and 5.2m public and private warrants outstanding, respectively, at $1.40 cash offer per share.  $64m cash balance as of 12/31/22  D  E  G  F  B  D E  F  G  A  B  C  Source: Bravo management, Goodwin as of 2/16/23, Bloomberg as of 3/22/23.  Current price  Potential  ($ in millions except per share amounts)  03/22/23  offer price  Share value  $1.16  $1.40  Total Class A common shares outstanding  236.7  236.7  Total Class C common shares outstanding  5.8  5.8  Shares converted from outstanding options (WAEP: $0.04)  1.8  1.8  Shares converted from outstanding options (WAEP: $0.33)  0.8  0.8  Shares converted from outstanding options (WAEP: $0.91)  0.4  0.6  Shares converted from outstanding options (WAEP: $0.98)  0.0  0.0  Shares converted from outstanding options (WAEP: $1.14)  0.2  2.0  Shares converted from outstanding options (WAEP: $1.42)  –  –  Shares converted from outstanding options (WAEP: $2.18)  –  –  Shares converted from outstanding options (WAEP: $3.34)  –  –  Shares converted from outstanding options (WAEP: $4.75)  –  –  Shares converted from outstanding options (WAEP: $8.75)  –  –  RSUs  19.5  19.5  Shares converted from FedEx warrants (WAEP: $1.67)  –  –  Fully diluted shares outstanding 265.1 267.3  Equity Value $308 $374  (+) Value to public / private warrants 6 6  (-) Cash and cash equivalents (64) (64)  Enterprise value $249 $315

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  15  Bravo trading performance  Volume (Ms)  Price  Source: Company filings and FactSet as of 3/22/23. Note: VWAPs are to current date of 3/22/23.  Volume weighted average price  30-day  45-day  60-day  120-day  180-day  1-year  $1.40  $1.67  $1.59  $1.49  $1.75  $2.66  Bravo and FedEx expand robotic automation solutions relationship; grants FedEx  warrants to purchase common stock ($1.78)  Bravo enters into  $75m equity  purchase  agreement with Lincoln Park Capital ($1.80)  2/7: Sumo proposes to acquire all outstanding stock it does not already own at  $1.30/share; Bravo share price (2/3): $1.30  2/10: Public disclosure of  Sumo’s 13D and  offer; pre offer  disclosure  Bravo share price  (2/9): $1.71

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  –  25.0  50.0  75.0  100.0  125.0  150.0  175.0  200.0  225.0  Jul-21  Dec-21  May-22  Oct-22  Mar-23  BGRY Emerging industrial technology Emerging fulfillment technology Automation-oriented industrial technology  Source: Company filings and FactSet as of 3/22/23.  Note: Emerging fulfillment technology: Symbotic and AutoStore; Emerging industrial technologies: Desktop Metal, Velo3D, Inc., Sarcos Technology and Robotics Corporations, Markforged Holding, Fathom Digital Manufacturing Corporation; Automation-oriented industrial technology: Rockwell Automation, Hexagon, Trimble, Cognex.  (1) Bravo de-SPAC closed on 7/21/21.  S&P 500  16  Share price performance vs. peers  Mar-23  48%  (10%)  (30%)  (87%)  (88%)  (1)  Since Bravo de-SPAC  Share price change  Since  BGRY de-SPAC  BGRY  Emerging industrial technology Emerging fulfillment technology Automation-oriented industr S&P 500

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  17  EV / NTM revenue vs. peers  Since Bravo de-SPAC  Average multiple  –  5.0x  10.0x  15.0x  20.0x  25.0x  30.0x  35.0x  40.0x  45.0x  Jul-21  Dec-21  May-22  Oct-22  Mar-23  BGRY Emerging industrial technology Emerging fulfillment technology Automation-oriented industrial technology  Source: Company filings and FactSet as of 3/22/23.  Note: Emerging fulfillment technology: AutoStore; Emerging industrial technologies: Desktop Metal, Velo3D, Inc., Markforged Holding, Fathom Digital Manufacturing Corporation; Automation-oriented industrial technology: Rockwell Automation, Hexagon, Trimble, Cognex.  Bravo de-SPAC closed on 7/21/21.  Symbotic dataset excluded due to a lack of FactSet data.  Since  BGRY de-SPAC 1-year  YTD  Mar-23  9.5x  5.3x  2.0x  1.8x  (1)  BGRY  5.1x  2.3x  1.6x  Emerging industrial technology  Emerging fulfillment technology (2)  5.0x  NA  3.2x  9.9x  2.1x  10.3x  Automation-oriented industrial technology  6.2x  5.4x  5.5x

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  $57  $57  $57  Implied net present value  13.0%  268.550  269.648  271.880  Fully diluted shares(1)  $0.21  $0.21  $0.21  Implied net present value per share  $52  $52  $52  Implied net present value  14.5%  265.758  266.093  267.275  Fully diluted shares(1)  $0.19  $0.19  $0.19  Implied net present value per share  $47  $47  $47  Implied net present value  16.0%  265.295  265.358  265.440  Fully diluted shares(1)  $0.18  $0.18  $0.18  Implied net present value per share  Perpetuity growth rate  Discount rate (%)  2.0%  3.0%  4.0%  Tax benefit analysis – including S382 limitation  DCF discounted to 12/31/2022  − Mid-year discounting convention  Assumes beginning tax asset balance of $600.7m as of 12/31/22  per Bravo management ($589.0m federal and state NOLs and  $11.7m R&D tax credits)  Implied net present value of tax benefits assumes NOLs are fully utilized by 2055 (taking into account NOL expiration) Per Bravo management  Limitation on pre-tax income for NOL usage is equal to 80% of  18  Sensitivities  Assumptions  Source: Company filings, Bravo management, IRS bulletin as of 2/23.  (1) Based on fully diluted shares derived from discounted cash flow analysis excluding tax benefits.  Reconciliation to total equity value per share  ($ in millions, except per share amounts)  2022A  2023E  2024E  2025E  2026E  2027E  2028E  2029E  2030E  2031E  2032E  2033E  EBIT  ($119)  ($104)  ($64)  ($13)  $59  $83  $110  $136  $163  $188  $902  Tax shielding  NOLs used  –  –  –  –  59  79  100  111  12  12  12  % tax rate  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  Annual savings  –  –  –  –  $17  $22  $28  $32  $3  $3  $3  Limitation on pre-tax income for NOL usage  –  –  –  –  $47  $67  $88  $109  $130  $151  $170  NOL S382 usage limit  $12  $12  $12  $12  $12  $12  $12  $12  $12  $12  $12  Existing NOL schedule  NOL starting balance  $601  $601  $601  $601  $601  $589  $577  $565  $552  $540  $528  NOLs expired  –  –  –  –  –  –  –  –  –  ($0)  ($1)  NOL usage  –  –  –  –  ($12)  ($12)  ($12)  ($12)  ($12)  ($12)  ($12)  NOL ending balance  $601  $601  $601  $601  $601  $589  $577  $565  $552  $540  $528  $516  Post-2022 NOL schedule  NOL starting balance  –  $119  $224  $288  $301  $254  $187  $99  –  –  –  NOLs generated  $119  $104  $64  $13  –  –  –  –  –  –  –  NOL usage  –  –  –  –  ($47)  ($67)  ($88)  ($99)  –  –  –  NOL ending balance  –  $119  $224  $288  $301  $254  $187  $99  –  –  –  –   Calendar year ended   Discount Perpetuity growth rate  rate (%) 2.0% 3.0%  4.0%  Implied tota equity value per share  Equity value per share - standalone DCF  $1.43  $1.58  $1.75  Equity value per share - standalone DCF pre-tax income  13.0%  $0.21  $0.21  $0.21  Net present value per share - tax benefits  $1.64  $1.79  $1.96  Implied total equity value per share  NOL S382 limitation based on Merger Consideration of $1.40 and  long-term tax-exempt rate of 3.29%  $1.05  $1.15  $1.27  Equity value per share - standalone DCF  14.5%  $0.19  $0.19  $0.19  Net present value per share - tax benefits  Assumes unlevered free cash flow projections discounted using  $1.25  $1.35  $1.47  l assumed 13.0%-16.0% WACC  $0.76  $0.83  $0.92  16.0%  $0.18  $0.18  $0.18  Net present value per share - tax benefits  Assumes tax rate of 29.0% per Bravo management  $0.93  $1.01  $1.09  Implied total equity value per share

 I Draft I  N:\IBD_Regional_Documents_Repository_AM_Clients\Berkshire Grey(BQWF)\Spider\S03939\01. PPT\SoftBank\Project Flash_BoD_v14.pptx  Tax benefit analysis – including S382 limitation  Including $200m convertible notes issuance  DCF discounted to 12/31/2022  − Mid-year discounting convention  Assumes beginning tax asset balance of $600.7m as of 12/31/22 per Bravo management ($589.0m federal and state NOLs and  $11.7m R&D tax credits)  Implied net present value of tax benefits assumes NOLs are fully utilized by 2055 (taking into account NOL expiration) per Bravo management  Limitation on pre-tax income for NOL usage is equal to 80% of  19  ($ in millions, except per share amounts)  2022A  2023E  2024E  2025E  2026E  2027E  2028E  2029E  2030E  2031E  2032E  2033E  EBIT  ($119)  ($104)  ($64)  ($13)  $59  $83  $110  $136  $163  $188  $902  Tax shielding  NOLs used  –  –  –  –  59  79  100  111  12  12  12  % tax rate  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  29%  Annual savings  –  –  –  –  $17  $22  $28  $32  $3  $3  $3  Limitation on pre-tax income for NOL usage  –  –  –  –  $47  $67  $88  $109  $130  $151  $170  NOL S382 usage limit  $12  $12  $12  $12  $12  $12  $12  $12  $12  $12  $12  Existing NOL schedule  NOL starting balance  $601  $601  $601  $601  $601  $589  $577  $565  $552  $540  $528  NOLs expired  –  –  –  –  –  –  –  –  –  ($0)  ($1)  NOL usage  –  –  –  –  ($12)  ($12)  ($12)  ($12)  ($12)  ($12)  ($12)  NOL ending balance  $601  $601  $601  $601  $601  $589  $577  $565  $552  $540  $528  $516  Post-2022 NOL schedule  NOL starting balance  –  $119  $224  $288  $301  $254  $187  $99  –  –  –  NOLs generated  $119  $104  $64  $13  –  –  –  –  –  –  –  NOL usage  –  –  –  –  ($47)  ($67)  ($88)  ($99)  –  –  –  NOL ending balance  –  $119  $224  $288  $301  $254  $187  $99  –  –  –  –  Sensitivities Assumptions  Source: Company filings, Bravo management, IRS bulletin as of 2/23.  Note: Per Bravo management, assumes $200m convertible PIPE with $180m net proceeds, conversion price based on closing price as of 3/22/23 at no conversion premium, 12% PIK rate. Assumes conversion at end of 5-year term.  (1) Based on fully diluted shares derived from discounted cash flow analysis including $200m convertible notes issuance and excluding tax benefits.  $57  $57  $57  Implied net present value  13.0%  569.476  569.635  569.907  Fully diluted shares(1)  $0.10  $0.10  $0.10  Implied net present value per share  $52  $52  $52  Implied net present value  14.5%  569.191  569.230  569.289  Fully diluted shares(1)  $0.09  $0.09  $0.09  Implied net present value per share  $47  $47  $47  Implied net present value  16.0%  569.052  569.092  569.133  Fully diluted shares(1)  $0.08  $0.08  $0.08  Implied net present value per share  Reconciliation to total equity value per share   Calendar year ended   Perpetuity growth rate  Discount rate (%)  2.0%  3.0%  4.0%  Discount Perpetuity growth rate  rate (%) 2.0% 3.0%  4.0%  Implied tota equity value per share  Equity value per share - standalone DCF  $0.99  $1.06  $1.15  Equity value per share - standalone DCF pre-tax income  13.0%  $0.10  $0.10  $0.10  Net present value per share - tax benefits  $1.09  $1.16  $1.25  Implied total equity value per share  NOL S382 limitation based on Merger Consideration of $1.40 and  long-term tax-exempt rate of 3.29%  $0.81  $0.86  $0.91  Equity value per share - standalone DCF  14.5%  $0.09  $0.09  $0.09  Net present value per share - tax benefits  Assumes unlevered free cash flow projections discounted using  $0.90  $0.95  $1.01  l assumed 13.0%-16.0% WACC  $0.67  $0.70  $0.74  16.0%  $0.08  $0.08  $0.08  Net present value per share - tax benefits  Assumes tax rate of 29.0% per Bravo management  $0.75  $0.79  $0.83  Implied total equity value per share

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